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                              THE BUSINESS MANAGER
                   AGREEMENT WITH BUSINESSES AND PROFESSIONALS

TO:     Central National Bank               FROM:  Air Response, Inc.
        Canajoharie                                       P.O. Box 109
        24 Church Street                                  Fort Plain, NY 13339
        Canajoharie, New York 13317

        (The "Bank")                                      (The "Business")

     The Business named above confirms its understanding of the following terms by which, when accepted by the Bank, the Business will receive payment for sales or services to Customers pursuant to the Bank's Business Manager financing plan.

SECTION 1:   DEFINITIONS

1.1 "Account" means an account of the customer with the Business, any part of which is assigned to the Bank by the Agreement.

1.2 "Credit Memo" means the form evidencing a credit, other than a credit arising from a payment to a customer's account.

1.3 "Customer" means a debtor obligated on receivables which arose from goods the Business sold or services it rendered to the customer.

1.4 "Discount" means a fixed charge equal to two point eight five percent (2.85%) of the face amount of each acceptable sales slip the Business delivers to the Bank. The discount may be periodically reviewed and adjusted at the Bank's sole discretion leased upon volume, delinquency and current economic conditions.

1.5 "Face Amount" means the cash price of the goods the Business sold and/or services it rendered, plus any taxes imposed upon such transaction.

1.6 "Finance Service Charge" means a monthly charge equal to one and one-half percent (1.5%) of the receivables which a customer does not remit to the Bank within thirty (30) days of invoicing therefor, which charge shall be billed to, and payable by, the customer. Payment of the finance service charge shall inure to, and be an asset of, the Bank.

1.7 "Installment Credit Agreement" means an Installment Credit Agreement executed by a customer.

     "Net Amount" of a receivable means the gross amount of receivable, less the discount, reserves, returns, credits or allowances of any nature at any time issued, owing, granted or outstanding.

1.9 "Obligations" means all of the Business' obligations to the Bank, whether or not pursuant to this agreement, under any note, contract, guaranty, accommodations or otherwise, however and whenever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due.


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1.10 "Receivable" means all accounts, inventory,  instruments,  contract rights, chattel paper, documents, and general intangibles arising from the Business' sale of goods or rendering of services, and the proceeds thereof, and all security and guarantees therefor, whether now existing or hereafter created, which are acceptable to the Bank, in its sole discretion.

1.11 "Sales Slip" means the form of sales slip, dated the day of, and evidencing, to the satisfaction of the Bank, a sale of goods or rendering of services to a customer.

SECTION 2: SALE; PURCHASE PRICE BILLING; AND COLLECTION; RESERVE

2.1 Assignment and Sale - The Business hereby absolutely and without condition assigns, transfers and sells to the Bank as absolute owner, with full recourse, the Business' entire interest in such of its currently outstanding receivables as are described on attached Exhibit 2.1, as well as its future receivables represented by sales slips it delivers to the Bank, and which the Bank elects to purchase in its sole discretion, in accordance with the terms and conditions hereof.

2.2 Purchase Price -The purchase price of the receivables is to be the net amount thereof, which shall be payable by credit to the Business primary account with the Bank on or before the next banking day after delivery to the Bank of acceptable sales slips; provided, however, that the Business shall be liable to the Bank for any purchased receivables which are not collected by the Bank in accordance with the terms and conditions hereof; as further consideration for the Bank's purchase of receivables, the Business shall cause Louis R. Capece, Jr. to execute a guaranty of the Business' liabilities under this agreement, which guaranty shall be in such form and on such terms as the Bank reasonably requires.

2.3 Documentation - The Business will provide the Bank with an installment credit agreement, sales slips and credit memos (if applicable) related to all future sales creating receivables of customers, and of such other documents and proof of delivery of goods or rendering of services as the Bank may reasonably require. As to the receivables described in Exhibit 2.1, the invoicing of customers shall be conclusive evidence of assignment and sales thereof, and any invoice the Business sends will clearly indicate that the related receivables have been assigned, sold and are payable to the Bank only.

2.4 Billing Process - The Business shall deliver the documentation referred to in Section 2.3 to the Bank no later than five (5) business days prior to the Business scheduled billing date. The Bank will send a monthly statement to all customers itemizing their account activity during the preceding billing period. The Business will (and the Bank shall have the right to) instruct customers to make payments directly to the Bank, and, regardless by whom received, all payments will be applied on a first-in, first-out basis. Payment will be deemed made when received by the Bank. All variations, modifications or extensions of indebtedness on receivables assigned to the Bank will be made only by the Bank. Nothing in this Agreement authorizes the Business to collect receivables once assigned, but in the event the Business does so collect assigned receivables, it will receive such receivables in trust for the Bank and will remit the same to the Bank, properly endorsed, no later than the next Banking day. The Business will pay to the Bank any finance service charges incurred by a customer because of delay on the Business' part in delivering payments or credit memos to the Bank.

2.5 Reserve - The Bank shall retain a portion of the sums payable to the Business in consideration or the purchase of receivables, including receivables previously purchased, as a reserve to provide for delinquency of the receivables or for application by the Bank in the event of a default. The amount of the reserve shall initially equal ten percent (10.0%) of each receivable purchased (unless the receivable purchased is delinquent, as hereinafter defined, in which case the initial reserve for the delinquent receivable will be set in accordance with the schedule set forth below; provided, however, that the Bank may adjust the initial reserve percentage from time to time, in its reasonable discretion. A


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receivable shall be deemed "delinquent" for purposes of determining  reserves it is not paid within thirty (30) days of the Bank's billing of a customer therefor. Reserves shall be increased at the end of each thirty-day billing cycle for the Business in accordance with the following schedule

        Aggregate Business Receivables              Reserve Percentage
          with Delinquencv Period of                   Increased to

                  1 - 90 Days                         Ten Percent (10%)
                 Over 91 Days                    One Hundred Percent (100%)

     The Business recognizes understands and agrees that the net amount of future receivables purchased by the Bank may be reduced as a result of an increase in the reserves attributable to a previously purchased and aging receivable.

SECTION 3: REASSIGNMENT OF RECEIVABLES; SECURITY INTEREST

3.1 Current Receivables - The Bank may reassign and charge back to the Business all or any portion of the Business purchased and currently outstanding receivables from any one or more customers ninety (90) days or more from the first billing by the Bank therefor, (unless by the terms of the Business agreement with the customer obligate to pay these receivables or the installment credit agreement between the Business and that customer, payment is deferred and the Bank agreed or agrees to the terms of such deferral) or if any dispute arises with a customer regarding his or her receivables (including, without limitation, any alleged deduction, defense, offset or counterclaim), as the case may be; provided, however, that no such reassignment shall be undertaken or executive unless and until the Bank has been paid for the unpaid balance of the receivable, as provided in Section 3.3.

3.2 Receivables  Arising From Sales Slips - In addition to a reassignment  under
Section 3.1, the Bank may reassign to the Business all outstanding receivables that arise from the Business' sale of sales slips of the Bank pursuant to this agreement:

        (a) upon a default, as defined in Section 8, or

        (b) upon the termination of this agreement; provided, however, that no such reassignment shall be undertaken or effective unless and until the Bank has been paid for the unpaid balance of the receivable in question, as further set forth in Section 3.3.

     Effect of Reassignment - Prior to reassigning any receivable, the Bank may charge against the Business reserve (which reserve includes funds from other receivables not the subject of the reassignment) or other account with the Bank, an amount equal to the unpaid balance of the receivables proposed to be reassigned, including accrued and unpaid financial service charges to the date of such reassignment. If the reserves are inadequate to fully pay the Bank all amounts owed with respect to the receivables proposed to be reassigned, the Business shall be deemed to be in default under Section 3.1

3.4 Security Interest - The Business hereby grants the Bank a security interest in its present and future receivables, all reserves created hereunder and all return, repossessed, and reclaimed goods and related books and records, to secure all of the Business obligations. The Business agrees to execute appropriate UCC-1 financing and other related statements that the Bank may consider necessary or


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desirable  to create,  preserve,  continue,  perfect or  validate  any  security interest granted hereunder or which the Bank may consider necessary or desirable to exercise or enforce its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Bank is authorized: to file with respect to the collateral identified in this Section
3.4 one or more financing statements, continuation statements or other documents without the signature of the Business and to name therein the Business as debtor and Bank as secured party; and correct and complete or cause to be corrected or completed, any financing statements, continuation statements or other such documents as have been filed naming the Business as debtor and the Bank as secured party. The Business further sells and assigns to the Bank all of the Business rights as an unpaid vendor or lienor, all of its related rights of stoppage in transit, replevin and reclamation and rights against third parties, and the Business agrees to cooperate with the Bank in exercising these rights.

SECTION 4: REPRESENTATTONS, WARRANTIES AND COVENANTS

4.1 Representations and Warranties - The Business represents and warrants that it is fully authorized to enter into this agreement and to perform hereunder, and that this agreement constitutes a legal, valid and binding obligation; that the Business is solvent and in good standing in the State of New York; that its receivables are, and covenants that they will be, at the time of their creation, bona file and existing obligations of customers of the Business arising out of its sales or services free and clear of all security interests, liens, and claims whatsoever of third parties; that the Business inventory is not subject to any security interest, lien or encumbrance whatsoever, and that the Business will not permit it to become so encumbered without the Bank's prior written consent. Neither the execution and delivery of this Agreement by the Business, nor the consummation of the transactions contemplated by this agreement, nor the performance by the Business of its obligations under this agreement will do any of the following:

        (i) To the knowledge of the Business, violate or otherwise conflict with any provision or law or any regulation, judgment or order of any federal or state court or governmental agency or authority; or

        (ii)  violate  or  otherwise   conflict  with  any  agreement  or  other
instrument to which the Business is a party or by which the Business or any of the assets of the business are bound.

        There are no actions, suits, proceedings, or governmental investigations pending or, to the knowledge of the Business, threatened against the Business or affecting any of the assets of the Business in any court or before any arbitrator, governmental agency, or administrative body which, if adversely determined, might, individually or in the aggregate, adversely affect the ability of the Business to perform its obligations under this Agreement.

4.2 Covenants - The Business covenants that it will allow the Banks to review, or will supply, financial information and necessary documentation on the Business or on any customer any customer upon the bank's request, and with respect to each receivable as it arises:

        a) The Business will have made delivery of the goods or will have rendered the services ordered along with a copy of the sales slip, and the goods or services will have been accepted;

        b) The Business will have preserved and will continue to preserve any liens and any rights to liens available by virtue of the sales or services;

        c)  The customer will not be the Business affiliate;


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        d) The bank's  copy of the sales slip will be  genuine  and will  comply with this agreement;

        e) The Business will have no knowledge of any dispute or potential dispute that may impair the validity of the transaction of the customer's obligation to pay the related receivable in accordance with its terms;

        f) The Business will have the right to render the services or to sell the goods creating the receivable, and will do so in accordance with all applicable laws; and

        g) The Business will have paid or provided for the payment of all taxes arising from the transaction creating the receivable. So long as the obligations shall remain outstanding and unpaid, the Business shall not, without the written consent of the Bank:

               a) Sell, convey, assign or otherwise dispose of all or substantially all of its property or assets, or interests therein, or merge or enter into any partnership, corporation or other entity; or

               b) Cause or permit the sale, assignment, transfer or other disposition of any of the collateral identified in Section 3.4 or the granting of any security interest in any of such collateral.

SECTION 5: FORMS AND PROCEDURES; RESPONSIBILITY FOR USE

5.1 Forms and Procedures - The Bank will furnish any and all forms to be used in connection with this agreement, including without limitation, sales slips, credit memos, advertising materials and form of installment credit agreements. The Business will only use forms supplier or approved by the Bank and will follow all procedures in connection with the use of such Forms which are satisfactory to the Bank.

5.2 Responsibility - The Business will be solely responsible for the adequacy, completeness and accuracy of the raw data and its preparation in the form required and transported to the Bank, and will indemnify and hold the Bank (or anyone else providing the processing services) harmless from any claim or liability sustained by virtue of acting in reliance upon data furnished by the Business. The Business understands that the form of installment credit agreement the Bank supplies to the Business should be reviewed by the Business local counsel, as the Bank makes no representations or warranty as to its enforceability.

SECTION 6: POWER OF ATTORNEY

        The Business appoints the Bank as its attorney-in-fact to receive, open and dispose of all mail addressed to the Business pertaining to receivables; to endorse the Business name upon any notes, acceptances, checks, drafts, money orders, and other evidences of payment of receivables that may come into the Bank's possession, and to deposit or otherwise collect the same; and to do all other acts and things necessary to carry out the terms of this agreement. This power, being coupled with an interest, is irrevocable while any receivable shall remain unpaid.

SECTION 7: APPLICABLE LAW

This agreement shall be governed by, construed and enforced according to the laws of the State of New York.


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SECTION 8: DEFAULT

8.1 Event of Default - The following events will constitute a default (a "Default") in the terms of this agreement:

        a) The Business fails to pay or to perform any obligation, covenant or liability in connection with this agreement and ten (10) days pass after it receives written notice thereof, or if it fails to pay any of its other indebtedness to the Bank pursuant to its terms;

        b) Any warranty, representation or statement whenever made by the Business in connection with this Agreement proves to be false in any material respect when made, or if the Business fails to disclose to the Bank that any such warranty, representation or statement has become untrue in any material respect;

        c) Dissolution or termination of the Business corporate existence or, if an individual, the Business death;

        d) The Business insolvency;

        e) The assignment for the general benefit of the Business creditors, the appointment of a receiver or trustee for its asset, the commencement of any proceeding under any Bankruptcy or insolvency laws by or against the Business or any proceeding for the dissolution or liquidation, settlement of claims against or winding up of its affairs;

        f) The termination or withdrawal of any guaranty for its obligations;

        g) The   Business  fails  to pay  when  due  any  tax  imposed  on it in connection with the on creating a receivable;

        h) If any judgment against the Business remains unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty
        (30) days;

        i) The Business discontinues its Business as a going concern;

        j) The Bank in good faith deems the prospect of the Business payment or performance of its obligations to have been impaired; or

        k) There is a default as set forth in Section 3.3 hereof'.

8.2 Effect of Default - Upon the occurrence of any Default, the Bank may immediately terminate this agreement, at winch time all obligations of the Business to the Bank will immediately become due and payable without notice to, or demand on, the Business, and the Banks obligations to the Business hereunder will cease. After the occurrence of a default, the Bank:

        a) Will have the right to withhold any further payments to the Business;

        b) May, in its discretion, exercise all rights and remedies available to it under this agreement and as a secured party under the Uniform Commercial Code in effect in the State of New York;


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        c) May demand, collect receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the collateral referred to in Section 3.4 (or any part of the collateral) as the Bank may determine in its sole discretion; or

        d) May at any time and from time to time, with or without notice to the Business, appropriate and apply to the payment or reduction in whole or in part of the obligations, whether or not then due, any and all moneys, securities, commercial paper, certificates of deposit, stocks, bonds, notes or other assets or security in any form whatsoever, now or hereafter on deposit with or otherwise held by the Bank to the credit of or belonging to the Business without being obligated to assert or enforce any rights or the security interest or to take any action in reference thereto. Any cash held by the Bank as collateral and all cash proceeds received by the Bank in respect of interest or other distributions from, payment of collection from, sale or exchange of, or other realization upon, all or any part of the collateral may, in the sole discretion of the Bank, continue to be held by the Bank as part of the collateral or may then, or at any time thereafter be applied in whole or in part by the Bank in payment of the obligations in order as the Bank shall desire.

SECTION 9: NON-LIABILITY OF BANK

        In addition to the provisions of Section 5.2, the Bank shall not be liable for any indirect, special or consequential damages, such as loss of anticipated revenues or other economic loss in connection with or arising out of any default in performance hereunder or other matter arising herefrom. Nor shall the Bank be liable for any errors of judgment or mistake of fact when acting as the Business attorney-in-fact pursuant to Section 6, or liable for delay in the performance of the Banks duties caused by strike, lawsuit, riot, civil disturbance, fire, shortage of supplies or materials, or any otter cause reasonably beyond the Bank's control.

SECTION 10: EFFECTIVE DATE; TERMINATION; BINDING EFFECT

        This agreement will be effective when accepted by the Bank, and will continue in full force and effect until terminated by sixty days prior written notice from one party to the other (unless terminated immediately pursuant to a default). Upon termination, the Business will pay all of its obligations to the Bank, and, in any event, the Business will remain liable to the Bank for any deficiency remaining after liquidation of any collateral. Also, upon termination, the Bank may withhold any payment to the Business unless supplied with an indemnity satisfactory to the Bank.

SECTION 11: ATTORNEYS' FEES; NO WAIVER; SEVERABILITY; HEADINGS;
            ENTIRE AGREEMENT; NOTICES

        The Business will pay all reasonable expenses incurred by the Bank in connection with the execution of this agreement and the custody, care, administration, collection of or realization on the collateral identified in
Section 3.4 hereof, including expenses incurred in connection with the filing of financing statement, continuation statements and record searches. Upon liquidation of any collateral, settlement or prosecution of a dispute with any customer, or enforcement of any obligations of the Business hereunder, the Bank may charge to the Business account all cost and expenses incurred, including reasonable attorney's fees and such costs, expense and fees shall constitute part of the Business obligations. No delay or failure on the Bank's part in exercising any right, privilege, or option hereunder shall operate as a waiver of such or of any other right, privilege or option, and no waiver, amendment or modification of any provision of this Agreement shall be valid unless in writing signed by the Bank, and then only to the extent therein stated; the Bank does, however, have the right to amend this agreement upon thirty (30) days written notice to the Business. Should any provision of this agreement be prohibited by or invalid under applicable law, the validity of the remaining provisions shall not be affected. The headings herein are for convenience only, and shall not define or limit the


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scope, extent, meaning or intent of this agreement.  This agreement embodies the
Business entire agreement as to its affiliation with the Bank's Business Manager financing program, although the Business anticipates that the Bank will subsequently outline certain depository procedures. Any notice, request or demand to be given hereunder will be deemed to be given when delivered by registered or certified mail at the address of the recipient listed at the beginning of the agreement. This agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and permitted assigns, provided however, that the Business agrees that the Bank may delegate its duties hereunder, in its sole discretion, but that the Business may only do so (subject to those restrictions on assignment set forth herein) with the Bank's prior written consent. This agreement is intended to serve as a continuing statement of the relationship of the parties and of the obligations of the Business until such time as it terminates in accordance with its terms.

                                                   BUSINESS:

                                                   AIR RESPONSE, INC.

                                                   /s/ Louis R. Capece
                                                   _____________________________
                                                   By: Louis R. Capece, Jr.
                                                   Title: President

ACCEPTANCE:

This agreement is accepted this
30th day of April, 1995

BANK:

CENTRAL NATIONAL BANK, CANAJOHARIE

/s/ Sandra Prokop
__________________
By: Sandra Prokop
Title: Manager



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